                                                                  Exhibit 10.20

                                INTERNATIONAL

                          EXCLUSIVE LICENSE AGREEMENT                  BHPC.12I
                          ---------------------------

  THIS AGREEMENT is made and entered into this 15th day of August, 1996 by and between BHPC Marketing, Inc., a corporation duly organized and existing under the laws of California, having its principal place of business at 620 West 135th Street, Gardena, California 90248 (hereinafter referred to as "LICENSOR"), and Zacari 2000, S.L., a Spanish Limited Corporation, having its principal place of business at c/LLULL 88, B1, 08005, Barcelona, Spain (hereinafter referred to as "LICENSEE").

     WHEREAS, LICENSOR is the owner with the right to grant licenses of the Trademarks illustrated in Exhibit "A" attached hereto (the "Trademarks"); and

     WHEREAS, LICENSEE is desirous of obtaining the exclusive right to use the aforesaid Trademarks in connection with the import or manufacture and sale of certain licensed products defined herein.

NOW, THEREFORE, it is agreed by the parties as follows:

1. DEFINITIONS
   -----------
     The following terms shall have meanings as set forth below:

a.   "Trademarks" shall mean the Trademarks set forth in Exhibit "A".

b. "Territory" shall mean that geographical area defined in item 1 of the attached License Agreement Detail Schedule.

c. "Licensed Product" shall be defined as set forth in item 2 of the attached License Agreement Detail Schedule.

d.   *

2.  RIGHTS GRANTED
    --------------

    LICENSOR hereby grants to LICENSEE, upon the terms and conditions set forth herein, an exclusive, personal, non-transferable, non-assignable license, without the right to grant sublicenses, to use the Trademarks solely on or in conjunction with the design, manufacture, import, distribution, advertising, promotion, shipment, and sale of the Licensed Product in the Territory. This license is extended to and includes wholesale sales only and does not include retail sales. LICENSEE is hereby authorized to enter

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12I


    into distributorship agreements, with prior written approval of LICENSOR, said approval not to be unreasonably withheld.

3.  *

4.  GOOD WILL AND PROMOTIONAL VALUE
    -------------------------------

 a. LICENSEE recognizes the value of the good will associated with the Trademarks and acknowledges that the Trademarks, and all rights therein and the good will pertaining thereto, belong exclusively to LICENSOR.
    LICENSEE further recognizes and acknowledges that the Trademarks have acquired secondary meaning in the mind of the public.

 b. LICENSEE agrees that its use of the Trademarks shall inure to the benefit of LICENSOR and that LICENSEE shall not, at any time, acquire any rights in the Trademarks by virtue of any use it may make of the Trademarks.

 c. LICENSEE acknowledges that LICENSOR is entering into this Agreement not only in consideration of the royalties paid hereunder but also for the good will and promotional value to be secured by LICENSOR for the Trademarks as a result of the manufacture, offering for sale, sale, advertising, promotion, shipment and distribution of the Licensed Product by LICENSEE.

5.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                       2

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BHPC.12I

    *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

BHPC.12I

     *

 d. LICENSEE agrees that the Licensed Product and all Promotional and Packaging Material shall contain only those legends, markings and/or notices as required from time to time by LICENSOR to give appropriate notice to the consuming public of LICENSOR's right, title and interest thereto.

 e. LICENSOR may, periodically and from time to time during the term of this Agreement, require that LICENSEE submit to LICENSOR, at no cost to LICENSOR, or LICENSOR or its designees may randomly select and retain during the inspection referred to in Subparagraph 5f, below, one (1) additional set of Production Samples of the Licensed Product and/or the Promotional and Packaging Material relating to the Licensed Product for subsequent review and written approval of the quality of, trademark usage and notice on same, and for any other purpose that LICENSOR deems appropriate.

 f. To assure that the provisions of this Paragraph 5 are being observed, LICENSEE agrees that it will allow LICENSOR or its designees, periodically and from time to time during the term of this Agreement, to enter LICENSEE's premises and/or the premises where the Licensed Product is being manufactured or inventoried during regular business hours and upon reasonable notice, for the purposes of inspecting and approving the Licensed Product and the Promotional and Packaging Material relating to the Licensed Product.

 g.  *

6.   ADVERTISING/USE OF THE TRADEMARK
     --------------------------------

 a. LICENSEE will adopt and carry out its own marketing and advertising program with respect to the Licensed Product. LICENSEE agrees that LICENSEE's advertising, public relations and sales promotion activities will be subject to prior consultation with, and written approval by, LICENSOR as to the general form and content only with respect to the use of the Trademarks and other notices.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

 b.  *

 c. LICENSEE agrees that upon request of LICENSOR, it shall loan a reasonable number of products to LICENSOR and its other licensees for advertising and promotional purposes.

 d.  *

 e. Advertising directed to the public may not feature the name of LICENSEE. If approved, advertising directed to the trade may feature the following:
     BHPC Marketing, Inc. under Trademark License to (Name of LICENSEE).

 f. LICENSEE agrees that the Trademark will appear on each Licensed Product and its packaging, if any. LICENSEE shall use only those tags, labels and packaging materials which have been previously approved in writing. All tags, labels and packaging materials bearing the Trademark must be submitted on the "Advertising Approval Form" (Exhibit "B-3").

 g. LICENSEE shall affix such legends, markings and notices on all License Product as are required by LICENSOR and the law.

 h. LICENSEE must submit for approval to LICENSOR a printer's proof of each item before final printing.

7.   DURATION OF THE AGREEMENT
     -------------------------

 a. This Agreement shall continue for three (3) consecutive Contract Years in respective durations as set forth in item 3 of the attached License Agreement Detail Schedule (hereinafter collectively the "Initial Term") and shall then expire unless sooner terminated in accordance with the terms and conditions set forth herein.

 b. If LICENSEE fully performs according to all of the terms and conditions hereof including, without limitation, the terms and conditions specifically enumerated below, LICENSEE shall have three (3) consecutive options to renew this Agreement for three (3) consecutive contract periods, i.e., Contract Years, of one (1) year each (hereinafter collectively the "Renewal Term"). In order to exercise each individual option, LICENSEE must provide LICENSOR with written notice of its intention to exercise each respective option and such written notice must be received by LICENSOR no later than *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     prior to the expiration of the Initial Term or immediately preceding Contract Year of the Renewal Term. * Except as specifically set forth herein to the contrary, LICENSEE's performance in the Renewal Term shall be pursuant to the same terms and conditions recited herein for the Initial Term.

8.   ROYALTIES
     ---------

 a.  "Royalty", as used in this Agreement, shall consist of:

     (i) LICENSEE paying to LICENSOR, during the term of this Agreement, a Royalty in an amount equal to six percent (6%) of the Net Shipments by LICENSEE for Licensed Product sold under the Trademarks directly to Authorized BHPC Distributors. Any sales of Licensed Product to Distributors will be under approved Distributorship Agreements by LICENSOR.

     (ii) LICENSEE paying to LICENSOR, during the term of this Agreement, a Royalty in an amount equal to six percent (6%) of the Net Shipments by LICENSEE for Licensed Product sold under the Trademarks directly to Retail Stores.

 *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     *

9.   PAYMENT
     -------

 *

 c.  LICENSEE's statements shall be submitted to:

                BHPC Marketing, Inc.
                620 West 135th Street
                Gardena, California 90248
                Attn: Royalty Receivables Department


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

All amounts payable to LICENSOR by LICENSEE shall be wire transferred to:

                Bank Name:        First Interstate Bank
                Bank ABA#:        122000218
                Bank Address:     707 Wilshire Blvd.
                                  Los Angeles, CA 90017
                Account Name:     BHPC Marketing, Inc.
                Account Number:   149-6-38302

 *

10.  GUARANTEES
     ----------

 a. Guaranteed Annual Royalty Payments - LICENSEE shall pay, for each Contract Year during the term of this Agreement, beginning with the First Contract Year, the respective Guaranteed Annual Royalty Payments set forth in item 7 of the attached License Agreement Detail Schedule.

 b. Guaranteed Target Net Shipments - If, in any Contract Year, LICENSEE does not achieve the Guaranteed Target Net Shipment Volume figure set forth in item 7 of the attached License Agreement Detail Schedule LICENSOR may, at its option, immediately thereafter terminate this Agreement in writing.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

 c. Guaranteed Net Shipments - If, in any Contract Year, LICENSEE does not achieve the Guaranteed Net Shipments figure for a particular country set forth in item 7 of the attached Licensed Agreement Detail Schedule LICENSOR may, at its option, immediately thereafter terminate this Agreement in writing for that particular country only.

 d.  *

 e.  *




11.  EXPLOITATION BY LICENSEE
     ------------------------

 a. LICENSEE agrees to commence, and diligently continue thereafter, the distribution, shipment and sale of the Licensed Product in commercially reasonable quantities in the Territory on or before the respective distribution date set forth next to the Licensed Product described in item 2 of the attached License Agreement Detail Schedule.

 b. LICENSEE agrees that the Licensed Product will only be sold to retailers, jobbers, wholesalers and BHPC Authorized Distributors for sale, shipment and distribution to retail stores and merchants commonly considered and referred to in the industry as fine department stores and better specialty stores and/or to fine department stores and better specialty stores for sale, shipment and distribution direct to the public. The manner and scope of the distribution of the Licensed Product, availability, variety, fabrication, colors and sizes are critical to the promotion, enhancement and protection of the Trademarks and their associated

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     goodwill. LICENSEE acknowledges that it has no right to and shall not sell or distribute the Licensed Product to any diverter or to anyone outside of the Territory or to any Distributor who is not a BHPC Authorized Distributor.

 c.  *

12.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     *

13.  USE, DISPLAY, AND SALE INVOLVING THE TRADEMARKS AND COPYRIGHT
     -------------------------------------------------------------

 a. In order to protect the Trademarks and LICENSOR's reputation, LICENSEE will manufacture, distribute and sell the Licensed Product in compliance with all applicable laws. *

 b. LICENSEE shall exercise all reasonable efforts, within the limits allowed by the laws and governmental regulations in effect in the Territory, to ensure that its merchandising and sales of the Licensed Product shall conform to policies and methods suitable for goods of high quality sold under a prestigious label of worldwide repute.

14.  OWNERSHIP OF THE TRADEMARKS
     ---------------------------

 a. LICENSEE agrees that nothing in this Agreement shall give LICENSEE any right, title, or interest in the Trademarks, other than the license to use the Trademarks on the Licensed Product; that such marks are the sole property of Licensor; that all such uses by LICENSEE of such marks shall inure only to the benefit of LICENSOR; and it being understood that all right, title and interest relating thereto are expressly reserved by the LICENSOR except for the rights being licensed hereunder.

 b. LICENSEE agrees and acknowledges that if it has obtained or obtains in the future, in any country, any right, title, or interest in any marks which are confusingly similar to the Trademark, (including the filing of any application for trademarks or service mark registration or the obtaining of any issued registration), that LICENSEE has acted or will act as an agent and for the benefit of LICENSOR. LICENSEE further agrees to execute any and all instruments deemed by LICENSOR, its attorneys or representatives, to be necessary

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     to transfer such right, title, or interest to LICENSOR to protect LICENSOR's right, title and interest in such marks.

 c.  *

15.  COMPLIANCE WITH LIMITATIONS ON USE OF TRADEMARKS
     ------------------------------------------------

     LICENSEE agrees that the Licensed Product, and all labels, hang tags, packaging and other trade dress, used in connection with such Licensed Products, shall not violate any restrictions on use or display of the marks as provided in that Settlement Agreement and Consent Judgement with Polo Fashions, Inc., a copy of which is attached hereto as Exhibit "D". Nothing contained in this Agreement makes Polo Fashions, Inc., or any related company, a third party beneficiary of this Agreement.

16.  THIRD PARTY INFRINGEMENT
     ------------------------

     LICENSEE agrees to notify LICENSOR in writing of any infringements or imitations by third parties of the Trademarks, the Licensed Product and/or the Promotional and Packaging Material which may come to LICENSEE's attention. *

17.  ASSIGNABILITY AND MANUFACTURING
     -------------------------------

 a. The license granted hereunder is, and shall remain, personal to LICENSEE and shall not be granted, assigned, or otherwise conveyed by any act of LICENSEE or by operation of law. For the purposes of this Paragraph 17, any sale or transfer of any ownership interest in LICENSEE shall constitute a prohibited assignment of the license granted hereunder. LICENSEE shall have not right to grant any sublicenses without LICENSOR's prior express written approval. Any attempt on the part of LICENSEE to arrange to sublicense or assign to third parties its rights under this Agreement, shall constitute a material breach of this

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    Agreement.

 b. LICENSOR shall have the right to assign its rights and obligations under this Agreement without the approval of LICENSEE.

18. NO AGENCY, JOINT VENTURE, PARTNERSHIP

    The parties hereby agree that no agency, joint venture, or partnership is created by this Agreement, and that neither party shall incur any obligation in the name of the other without the other's prior written consent.

19. *

20. TERMINATION

 a. In addition to the termination rights provided elsewhere in this Agreement, LICENSOR will have the right to terminate this Agreement in the event that: *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *

21. EFFECT OF EXPIRATION OR TERMINATION

 a. Upon expiration or termination of this Agreement, all rights and licenses granted to LICENSEE hereunder shall immediately expire, shall forthwith revert to LICENSOR, and LICENSEE shall immediately cease and desist from using the Trademarks and any technical information supplied by LICENSOR to LICENSEE hereunder. To this end, LICENSEE will be deemed to have automatically assigned to LICENSOR, upon such expiration or termination, the Trademarks, equities, good will, titles, and other rights in or to the Licensed Product and all adaptions, compilations, modifications, translations and versions thereof, and all other trademarks used in connection therewith which have been or may be obtained by LICENSEE or which may vest in LICENSEE and which have not already been assigned to LICENSOR. LICENSOR may thereafter, in its sole discretion enter into such arrangements as it deems desirable, with any other party, for the manufacture, promotion and sale of the Licensed Product in the Territory. LICENSEE shall, within thirty (30) days after expiration or termination of this Agreement as the case may be, furnish LICENSOR with a full and detailed written statement of the Licensed Product in its inventory or the Licensed Product in progress. LICENSOR shall have the option of conducting a physical inventory at the time of expiration or termination and/or at a later date in order to ascertain or verify such statement. In the event that the LICENSEE refuses to permit LICENSOR to conduct such physical inventory, LICENSEE shall forfeit its rights hereunder to dispose of such inventory. In addition to such forfeiture, LICENSOR shall have recourse to all other remedies available to it.

 b. Upon the termination of this Agreement, *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

    *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     *

22.  MODIFICATION; WAIVER
     --------------------

     No modification of any of the terms or provisions of this Agreement shall be valid unless contained in a writing signed by the parties. No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of a like or similar nature. Resort by LICENSOR to any remedies referred to in this Agreement or arising by reason of a breach of this Agreement by LICENSEE shall not be construed as a waiver by LICENSOR of its right to resort to any and all other legal and equitable remedies available to LICENSOR.

23.  FORCE MAJEURE
     -------------

     Neither LICENSOR nor LICENSEE shall be liable to each other or be deemed in breach or default of any obligations contained in this Agreement, for any delay or failure to perform due to causes beyond its reasonable control, including but not limited to delay due to the elements, acts of the United States Government, acts of a foreign government, acts of God, fires, floods, epidemics, embargoes, riots, strikes, any of the foregoing events being referred to as a "Force Majeure" condition. In such event, dates for performance shall be extended for the period of delay resulting from the Force Majeure condition. The party affected by a Force Majeure condition shall, as soon as practicable, notify the other party of the nature and extent of such condition.

24.  NOTICE
     ------

     All notices, approvals, consents, requests, demands, or other communications to be given to either party in

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     writing may be effected by personal delivery or by depositing the same in the mail, certified and return receipt requested, postage prepaid. Such communication shall be addressed to LICENSEE and LICENSOR at their respective addresses as set forth in the preamble above.

25.  CONSTRUCTION; VENUE
     -------------------

     This Agreement shall be construed in accordance with the laws of the State of California, U.S.A., and the parties agree that it is executed and delivered in that state, and any claims arising hereunder shall, at LICENSOR's election, be prosecuted in the appropriate Court of the State of California in Los Angeles County or any Federal District Court therein.

26.  ENTIRE AGREEMENT
     ----------------

     This Agreement, contains the entire understanding of the parties and there are no representations, warranties, promises, or undertakings other than those contained herein. This Agreement supersedes and cancels all previous agreements between the parties hereto.

27.  *

28.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

     *

29.  *

30.  BINDING EFFECT
     --------------

     This Agreement shall be finding on the parties, and their successors and assigns.

31.  *

32.  SEVERABILITY
     ------------

     In the event that any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity or unenforceability shall not affect any other term or provision and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

33.  CAPTIONS
     --------

     The captions used in connection with the paragraphs and subparagraphs of this Agreement are inserted only for purpose of reference. Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope, meaning or intent of the provisions of this Agreement or any part thereof nor shall such captions otherwise be given any legal effect.

34.  INCORPORATION OF EXHIBITS
     -------------------------

     LICENSOR and LICENSEE acknowledge and agree that the provisions of Exhibits "A" through "E" attached hereto (the Exhibits") are integral to this Agreement and that the provisions of the Exhibits are all hereby incorporated herein and made a part hereof as if set out in full in this Agreement.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     BHPC.12I

35.  ENGLISH LANGUAGE
     ----------------

     This Agreement is entered into the English language only. Any translation thereof into any other language shall be for purposes of convenience only and shall not be considered in connection with the interpretation of the provisions hereof.

36.  REQUIRED FILING OF AGREEMENT
     ----------------------------

     LICENSEE shall cause this Agreement to be filed with, and approved by, all necessary governmental authorities, including the appropriate exchange control authorities, whenever such filing and approval may be required for the purpose of authorizing the payments herein provided. LICENSEE shall be solely responsible for the filing of this document with the appropriate authorities and shall bear the cost thereof, if any. In the event of LICENSEE failing to obtain the approvals or completing the filing set forth above within four (4) months from the date of this Agreement, LICENSOR may terminate this Agreement forthwith.

37.  REGISTRATION IN TERRITORY
     -------------------------

     LICENSOR will exert its best efforts to obtain trademark registration of the Trademarks for the Licensed Product in the Territory. However, LICENSOR has made no representation or warranty that the Trademarks will be registered or are registerable in the Territory, and the failure to obtain or maintain registrations thereon shall not be deemed a breach hereunder by LICENSOR. A listing of the registrations in class 25 in the Territory is shown in Exhibit "E", attached hereto.

     IN WITNESS WHEREOF, the parties hereto agree that this Agreement shall take effect as of the date and year first above written.


LICENSOR:                              LICENSEE:


BHPC MARKETING, INC.,                  ZACARI, S.L.
a California Corporation               a Spanish Limited Corporation




BY:  /s/ Don Garrison                  BY:  /s/ Robert Arnot
Don Garrison                           Robert Arnot
Licensing Director                     Chairman/Managing Director


Date:  8/19/96                         Date:  8/15/96
       -------                                -------

                           [Statement of Royalties Form]

                             SETTLEMENT AGREEMENT

     This Settlement Agreement is made, in multiple originals, by and among * will hereinafter be collectively referred to as the "Beverly Hills Polo Club Parties."

                                  WITNESSETH:

     WHEREAS, there are presently pending before the United States District Court for the Central District of California two civil actions entitled *

                                   EXHIBIT D

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

     WHEREAS, the parties hereto have vigorously contested the BHPC Action and the * Action (collectively the "Civil Actions"), and have expended considerable time and effort, and have incurred considerable expense, in doing so; and

     WHEREAS, in order to avoid the additional expense which would be necessary for the continued prosecution of the Civil Actions, the parties are willing to resolve the controversy among them and to settle the Civil Actions under the terms and conditions set forth herein;

     NOW, THEREFORE, in mutual consideration of the covenants and premises contained herein, the parties agree as follows:

     1. Except as provided in paragraph 3 hereunder, as of February 15, 1985, the Beverly Hills Polo Club Parties, their affiliates, officers, agents and employees and any person or entity under their direction or control, or in active concert or participation with them, shall cease and desist from anywhere in the world:

         *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     *

         *

         (c) Using as a design or decoration on or in connection with the Subject Products and Services, including but not limited to related packaging, labels, tags and other trade dress, or as a trademark or service mark, the design of *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

     which is shown in Exhibit A (the *), or any design which is a colorable imitation or simulation thereof;

         (d) Using as a design or decoration on or in connection with the Subject Products and Services, including but not limited to related packaging, labels, tags and other trade dress, or as a trademark, service mark or trade name the design of * which is shown in Exhibit B (the
     "BHPC Symbol"), or any design which is a colorable imitation or simulation thereof or is substantially similar thereto, in an overall size smaller than five and a half inches by five and a half inches (5 1/2" x 5 1/2") (measured from mallet head to hoof and from nose to tail), except as may be permitted by paragraph 2 hereof;

         (e) Using either of the typefaces shown in Exhibit C (identified hereinafter as the "Subject Typefaces") for the name "Beverly Hills Polo Club";

         (f) Placing or causing to be placed any advertisements or using any materials of any type making reference, either directly or indirectly to
     * or to * or their licensees and affiliates;
     and

         (g) Using dark blue as the background color of any packaging, label, tag or trade dress containing the words "Beverly Hills Polo Club", and/or the BHPC Symbol.

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                   2. Notwithstanding the size limitations imposed by paragraph 1(d) hereof, the Beverly Hills Polo Club Parties may use the BHPC Symbol in an overall size smaller than the five and a half inches by five and a half inches ( 5 1/2" x 5 1/2" ) set forth in paragraph 1(d) hereof but only if
                             (a) the same is used in combination with and in
close proximity to the words "Beverly Hills Polo Club" in the configuration shown in Exhibit D annexed hereto (the "Composite BHPC Logo") or the label shown in Exhibit E annexed hereto (the "BHPC Label"); or

                             (b) the BHPC Symbol is used in a repetitive
pattern covering substantially all of the front or back of any of the Subject products, provided that the initials "BHPC" shall appear in close proximity to the BHPC Symbol, and that somewhere on each of the Subject Products the words "Beverly Hills Polo Club" shall be prominently displayed.

                   3. The Beverly Hills Polo Club Parties may sell or otherwise dispose of any and all articles of clothing and accessories which are represented by them to be in their possession or under their control as of February 15, 1985, as set forth in Exhibit F, to be added hereto not later than March 1, 1985, which would otherwise come within the prohibitions of paragraph 1 of this Agreement, and may fill orders accepted on or before such date for any clothing or accessories coming within such prohibitions so long as such orders are filled within ninety (90) days of such date. Notwithstanding the foregoing,

BHPC may have until June 15, 1985 to dispose of garments in the process of manufacture in the Orient as of February 15, 1985. * or its attorneys or such attorneys' agents, on reasonable notice, which notice shall not be required to exceed ten (10) days, may review purchase orders, bills of lading, or inventory records at the place of business of any Beverly Hills Polo Club Parties sufficient to verify compliance with this paragraph. Such information is to be used solely to verify and enforce compliance, and shall be held in confidence by * attorneys or their agents.

                   4. Simultaneously with its execution of this settlement agreement, *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                   5. Neither * nor any person or entity under its direction or control, may oppose the registration by the Beverly Hills Polo Club Parties of any trademark which the Beverly Hills Polo Club Parties are entitled to register under this Agreement, nor shall they petition to cancel, either directly or through court action the registration of any such trademark unless said mark or registration is the basis for legal action by BHPC, Lang or any affiliated entity against * or its licensees. If * learns that any of its licensees objects to the registration by any of the Beverly Hills Polo Club Parties of the words "Beverly Hills Polo Club," and/or the Composite BHPC Logo and/or the BHPC Label, then * will inform such objecting licensee in writing of the terms of this Agreement, and provide written confirmation thereof to BHPC.

                   6. The parties agree to entry in the Civil Actions of Final Judgement Upon Consent in the form annexed hereto as Exhibit H, or in such other form as the Court may require consistent with the terms and conditions of this settlement Agreement.

                   7.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

*

                   8. The parties will not initiate any publicity concerning the terms and conditions of this Agreement and such terms and conditions shall be held in confidence except as otherwise provided herein. The Beverly Hills Polo Club Parties may provide a copy of this Settlement Agreement or portions or summaries thereof to any person or entity licensed or otherwise permitted to use the name "Beverly Hills Polo Club," the BHPC Symbol or the composite BHPC Logo, to potential licensees, to sales representatives or, upon inquiry being made, to customers. Either party may refer to the terms and conditions of this Agreement in conjunction with its registration, or judicial or administrative protection or enforcement of its trademarks, trade names and service marks.

                   9. This Settlement Agreement represents no concession by any party as to the validity or merit of any of the claims raised in the Civil Actions by any other party, except as may be set forth in the Final Judgement of Exhibit H.

                   10. * and its officers, agents, employees and sales representatives shall not make, directly or indirectly, any claim that the purchase of products complying with the terms of this Agreement from BHPC or Lang or their distributors or sub-licensees constitutes trademark infringement, unfair competition or trademark dilution, nor threaten sanctions with respect thereto. This undertaking does not in any way admit or imply

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

that *, or any acting on its behalf, has in the past made any such claims or threatened any such sanctions.

     11.  *

     12.  *

     13. This Settlement Agreement represents the entire understanding between the parties with respect to the subject matter hereof; shall not be varied or amended except by a

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

writing signed by all parties; shall be binding upon the parties, their successors and assigns; and shall, as respects contractual construction, be governed by and construed in accordance with the laws of * . Neither party hereby waives any claim as to the propriety of venue or as to the existence of personal jurisdiction, in any lawsuit or other proceeding that may arise concerning the subject matter of this Settlement Agreement.

     14. * warrants and represents that it has full right and power to enter into this Settlement Agreement.

     15. Lang warrants and represents that it has full right and power to enter into this Settlement Agreement.

     16. BHPC warrants and represents that it has full right and power to enter into this Settlement Agreement.

     17.  Wessler warrants and represents as follows:
          (a)  He is the president and sole shareholder of BHPC and Lang; and
          (b) He has the full right, power and authority to enter into this Settlement Agreement.

     18.  *

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

"polo clubs") or items of wearing apparel which have come to be described by the word polo (e.g. "polo shirts" or "polo coats"), provided, however, that any such use will not violate any of the terms and conditions of this Agreement.

     19. The Beverly Hills Polo Club Parties shall take all steps reasonably necessary to ensure that any person or entity which is licensed or otherwise permitted to use the term "Beverly Hills Polo Club", the BHPC Symbol or the Composite BHPC Logo, complies fully with the restrictions set forth in paragraph 1 hereof.

     20. * acknowledges that the rights of any person or entity which it licenses or otherwise permits to use the * Marks are subject to the terms and conditions of this Agreement and that such rights cannot be used in contravention of the provisions of paragraphs 5 and 10 hereof. * agrees to inform any of its licensees whom it learns object to the use by the Beverly Hills Polo Club Parties of any of the names or marks which they are permitted to use hereunder of the foregoing acknowledgements.

     21. In the event that a dispute arises between the parties as to the subject matter of this Agreement, then the parties shall attempt to amicably resolve the same prior to seeking judicial intervention. If the parties are unable to resolve such dispute within thirty (30) days after it arises,

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

then either party may take such action as it deems appropriate to protect its rights.

     IN WITNESS WHEREOF, the parties have executed this Settlement on the days indicated adjacent to their respective signatures below.




                                                  *



Dated: 2/15/85                         By:  /s/   *
                                                  *


                                       BEVERLY HILLS POLO CLUB, INC.



Dated:  2/20/85                        By:  /s/ Stephen Wessler, President
                                            Stephen Wessler, President


                                       STEPHEN WESSLER



Dated:  2/20/85                        /s/ Stephen Wessler


                                       GREGORY LANG, INC.



Dated:  2/20/85                        By:  /s/ Stephen Wessler, President
                                            Stephen Wessler, President

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                        [LOGO]





                                       EXHIBIT A

                                     [LOGO]




                                    EXHIBIT B

                                    [LOGO]





                                   EXHIBIT C

                                    [LOGO]




                                   EXHIBIT D

                                       [LOGO]




                 Note:  Typeface to be changed per Paragraph 1(e).


                                      EXHIBIT E

                     LICENSE AGREEMENT DETAIL SCHEDULE

1. Definition of Territory: Wholesale sales in Europe and Eastern Europe as follows:

Portugal     Andorra         Italy            France           Belgium
Holland      Greece          Switzerland      Austria          Germany
Luxembourg   Liechtenstein   Latvia           Norway           Denmark
Sweden       Poland          Hungary          Czech Republic   Slovakia
Estonia      Ukraine         Belarus          San Marino       Cypress
Chechnia     Moldavia        Russia           N. Ireland       Ireland
Lithuania    Romania         Bulgaria         Monaco           Iceland
Finland      Spain           United Kingdom

2. Definition of Licensed Product (by category):            DISTRIBUTION DATE:

   A.  Men's apparel (excluding suits, ties, underwear,     January 1, 1997
       shoes and full-length rainwear)

   B. Women's apparel (excluding hosiery, intimate apparel, business suits, underwear, accessories, shoes and full length raincoats)

3. Initial Term:                    FROM                   TO

   First Contract Year:             July 1, 1996           December 31, 1997
   Second Contract Year:            January 1, 1998        December 31, 1998
   Third Contract Year:             January 1, 1999        December 31, 1999

4. Renewal Term:

   Fourth Contract Year (if any):   January 1, 2000        December 31, 2000
   Fifth Contract Year (if any):    January 1, 2001        December 31, 2001
   Sixth Contract Year (if any):    January 1, 2002        December 31, 2002

5. *

6. Royalty Rate:

   Six percent (6%) of Net Shipments


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

7. Guarantees:

                            (A)           (B)          (C)            (D)
                         Guaranteed                 Guaranteed     Guaranteed
                         Target        Guaranteed   Annual         Monthly
                         Net           Net          Royalty        Royalty
                         Shipments     Shipments    Payments       Payments
                                       (in United States Dollars)
                                 ---------------------------------

First Contract Year      *             $00          $00            *
Second Contract Year     *             $2,000,000   $120,000       *
Third Contract Year      *             $4,000,000   $240,000       *


                         INITIALS

                         LICENSOR: /s/DG
                                   -----

                         LICENSEE: /s/ RJA
                                   -------

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SECTION (I)

                          NET SHIPMENT STATEMENT

The written statement of Net Shipments of Licensed Product (a copy of which is attached hereto as Exhibit "B-4") referred to in Paragraph 9a must be certified as accurate by LICENSEE and will include, but will not be limited to, information as to: *



                                 SECTION (II)

                     *



                                 EXHIBIT "C"
                                 Page 1 of 2

* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                                 SECTION (III)

               *


                                 EXHIBIT "C"
                                 Page 2 of 2


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

                     BEVERLY HILLS POLO CLUB REGISTRATIONS
                           IN CLASS 25 IN TERRITORY


*

                                 EXHIBIT "E"


* Text omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Inc. Cls 25

Prior U.S. Cls 39
                                                            Reg. No. 1,429,311
United States Patent and Trademark Office             Registered Feb. 17, 1987
------------------------------------------------------------------------------

                                TRADEMARK
                           PRINCIPAL REGISTER



                             BEVERLY HILLS



                               POLO CLUB


                                [LOGO]

                               EXHIBIT A

                                                     Page       of
                                                         -------  -------
                                                     DATE
                                                         ----------------

FORM MUST BE SUBMITTED COMPLETE   SUBMIT TO THE ATTENTION OF:
                                                     BHPC MARKETING, INC.
                                                     620 W. 135th Street
                                                     Gardena, CA  90248

                            SAMPLE APPROVAL FORM
           (FOR STYLE ONLY! SEE SWATCH APPROVAL FORM FOR FABRIC)
NAME OF LICENSEE
                ---------------------------------------------------------
LICENSED PRODUCT
                ---------------------------------------------------------
LICENSEE'S ADDRESS
                  -------------------------------------------------------
                                             PLEASE PICTURE BELOW
SEASON
      ---------------------
STYLE #
       --------------------
FABRICATION
           ----------------
WHOLESALE PRICE
               ------------
COLORS
      ---------------------
SIZES
     ----------------------
START TAKING ORDERS
                   ------------------
END TAKING ORDERS
                 --------------------
START SHIP
          ---------------------------
END SHIP
        -----------------------------

---------------------------------           -----------------------------
     SIGNATURE OF LICENSEE                      SIGNATURE OF LICENSOR

APROVED                                                DISAPPROVED
       -----------                                                --------
COMMENTS
        ------------------------------------------------------------------
--------------------------------------------------------------------------
DATE RETURNED TO LICENSEE
                         ---------------------------
      BHPC MARKETING, INC., 620 West 135th Street, Gardena, CA  90248

                                EXHIBIT "B-1"

                                                      PAGE     OF
                                                           ---    ---

                                                  DATE
                                                        -------------

FORM MUST BE SUBMITTED COMPLETE   SUBMIT TO THE ATTENTION OF:

                                                 BHPC MARKETING, INC.
                                                 620 W. 135th Street
                                                 Gardena, CA 90248


                       SWATCH AND/OR COLOR APPROVAL FORM
      (FABRIC AND COLOR ONLY! SEE SAMPLE APPROVAL FORM FOR STYLE)


NAME OF LICENSEE
                -----------------------------------------------------

LICENSED PRODUCT
                -----------------------------------------------------

LICENSEE'S ADDRESS
                  ---------------------------------------------------

SEASON
      ---------------------------------------------------------------

LIST STYLE NUMBERS OF GARMENTS TO BE MANUFACTURED IN THIS FABRIC
                                                                -----

---------------------------------------------------------------------

FABRIC # AND NAME OF SUPPLIER
                             ----------------------------------------

---------------------------------------------------------------------

FABRIC CONTENT AND WEIGHT
                         --------------------------------------------

PLEASE ATTACH 1 SET OF SWATCHES BELOW






APPROVED                                       DISAPPROVED
        -----------                                       -----------

COMMENTS
        -------------------------------------------------------------

---------------------------------------------------------------------



-------------------------------          ----------------------------
   SIGNATURE OF LICENSEE                     SIGNATURE OF LICENSOR


DATE RETURNED TO LICENSEE
                         -------------

     BHPC MARKETING, INC., 620 West 135th Street, Gardena, CA 90248


                               EXHIBIT "B-2"

                                                         Page      of
                                                             ------  ------

                                                         Date
                                                               -------------

              FORM MUST BE SUBMITTED COMPLETE   SUBMIT TO THE ATTENTION OF:
                                    BHPC MARKETING, INC.
                                    620 W. 135th Street
                                     Gardena, CA 90248

                                ADVERTISING APPROVAL FORM

NAME OF LICENSEE
                 -------------------------------

LICENSED PRODUCT
                 --------------------------------

LICENSEE'S ADDRESS
                 --------------------------------

CIRCLE THE FORM OF ADVERTISING WHICH IS BEING SUBMITTED: LABEL, HANG TAG, BUSINESS CARDS, BUSINESS FORMS, RADIO SPOT, TV, FULL PAGE AD, 1/2 PAGE AD, PACKAGING, DISPLAY, OTHER.



           PLACE ADVERTISING TO BE SUBMITTED HERE, OR AFFIX TO THIS PAGE



USE PERIOD From                  to
                ----------------    ------------------

IF SUBMISSION IS LABELS OR HANG TAGS, PLEASE GIVE NAME & ADDRESS OF SUPPLIER

----------------------------------------------------------------------------

IF AD IS TO RUN IN A PUBLICATION, NAME OF PUBLICATION
                                                      ------------------------

APPROVED                                DISAPPROVED
         ----------------------                    ---------------------------

COMMENTS
            ------------------------------------------------------------------

------------------------------------------------------------------------------

---------------------------                     ------------------------------
Signature of Licensee                            Signature of Licensor

DATE RETURNED TO LICENSEE
                          ----------------------

      BHPC Marketing, Inc. - 620 W. 135th Street - Gardena, CA 90248
                 (310) 354-1444 - FAX (310) 354-1445

                      [Statement of Royalties (Foreign) Form]